                     AGREEMENT FOR WAFER PRODUCTION AND TESTING
                                      BETWEEN
                               GATEFIELD CORPORATION
                                        AND
                             SIEMENS AKTIENGESELLSCHAFT

     This Agreement ("Agreement") is entered into by GATEFIELD CORPORATION having its principal place of business at Fremont, California, United States of America (hereinafter referred to as "GateField") and SIEMENS AKTIENGESELLSCHAFT having its principal place of business at Berlin and Munich, Federal Republic of Germany (hereinafter referred to as "Siemens").

                                      RECITALS

     WHEREAS GateField has designed integrated circuits requiring a 0,25 Flash process and wishes to have external manufacturing resources for such integrated circuits; and

     WHEREAS Siemens will have developed a 0,25 Flash process (C9FL) and will produce integrated circuits for wafers using that process and wishes to offer such wafers to GateField as silicon foundry; and

     WHEREAS both parties seek to enter into a long-term business relationship where Siemens manufactures such integrated circuits for GateField.

     NOW, THEREFORE, the parties agree as follows:

1.   DEFINITIONS

     1.1 "INTEGRATED CIRCUIT PRODUCTS" shall mean types of integrated circuits listed and specified in Exhibit 1, to be manufactured by Siemens or any of its Subsidiaries and sold by Siemens to GateField exclusively.
Exhibit 1 may be amended or modified in number and types from time to time by written agreement between GateField and Siemens.

     1.2 "DESIGN INFORMATION PACKAGE" shall mean the technical information (e.g. geometrical design rules, electrical design rules, etc.) as specified in Exhibit 2 to be provided by Siemens to GateField for the purpose of design of Integrated Circuit Products.

     1.3 "PRODUCTS INFORMATION PACKAGE" shall mean the technical information (e.g. data base tape, test program, etc.) and hardware utilities specified in
Exhibit 3 to be provided by GateField to Siemens for each Integrated Circuit Product.

     1.4 "PRODUCT TECHNOLOGY" shall mean technology as applied for Siemens' own products relating to Integrated Circuit Products, for which Siemens has manufacturing capability and which shall non-exclusively be used by Siemens for the purpose of manufacturing of Wafers.

     1.5 "WAFERS" shall mean 8-inch silicon wafers with Integrated Circuit Products manufactured by Siemens or any of its Subsidiaries using the Product Information Package.


                                       1.

     1.6 "GOOD DIE" shall mean a die on a Wafer which meets the specifications as per Exhibit 4 and which fully satisfies the relevant test program for the test of Wafers as supplied by GateField and described in
Exhibit 3.

     1.7 "PROPRIETARY INFORMATION" shall mean any and all information exchanged between the parties including but not limited to technical information, database tapes, specifications, test tapes and supporting documentation provided either orally, in writing, or in machine readable format and reticles or masks; provided that all such information is marked "Confidential" or similarly, or if oral, identified as proprietary at time of disclosure and reduced to writing within thirty (30) days thereafter. Notwithstanding the foregoing Proprietary Information does not include information generally available to the public, information independently developed or known by the receiving party without reference to information disclosed hereunder, information rightfully received from a third party without confidentiality obligations, or information authorized in writing for release by the disclosing party hereunder.

     1.8 "RISK START" shall mean production of Wafers before qualification, defined in Section 2.3, has been completed.

     1.9 "SUBSIDIARY" shall mean any corporation, partnership or other legal entity, more than fifty per cent (50%) of whose outstanding shares or stocks entitled to vote for the election of directors (other than any shares and stocks whose voting rights are subject to restriction) are owned or controlled by either party hereto, directly or indirectly, now or hereafter, provided that such corporation, partnership or legal entity shall be deemed to be a Subsidiary for the purpose of this Agreement only so long as such ownership or control by reason of the foregoing exists.

2.   PRODUCT TECHNOLOGY, TESTING CAPABILITY AND QUALIFICATION

     2.1  PRODUCT TECHNOLOGY

          2.1.1 Siemens shall provide GateField with the Design Information Package for each Product Technology as more fully described in
Exhibit 2 for the purpose of specifying the Product Technology related design requirements for establishing the Product Information Package in accordance with Section 2.1.2. GateField shall be entitled to use the Design Information Package to develop and design the Integrated Circuit Products.

          2.1.2 GateField shall provide Siemens with the Product Information Package for each Integrated Circuit Product as more fully described in Exhibit 3 for the purpose of specifying the tooling for manufacturing of Wafers.

     2.2  MASKS

          2.2.1 Siemens shall provide for each Integrated Circuit Product the masks which are necessary for production of Wafers. The masks shall be produced by using the data base tape and if necessary other technical information as provided with the relevant Product Information Packages as more fully described in Exhibit 3.

          2.2.2 For each Integrated Circuit Product GateField shall pay for all qualification masks and Risk Start masks, if different from production masks and for the first set


                                       2.

of production masks, and any subsequent redesigned mask layers, including those for modified/redesigned Integrated Circuit Product if such modification/redesign is GateField' responsibility or has been conducted upon GateField' request. Except as provided above all further masks necessary to produce Wafers shall be at Siemens' charge, if not agreed otherwise.

          2.2.3 Siemens may subcontract to a third party to produce the masks in accordance with this Agreement for Siemens. Prior to any subcontracting Siemens shall be obligated to conclude a written agreement with its subcontractor stipulating its obligations not less severe as laid down in this Agreement, especially with regard to nondisclosure and the use of the Product Information Package. After such an agreement has been concluded between Siemens and its subcontractor Siemens may provide the subcontractor with the necessary parts of the Product Information Package.

     2.3  VERIFICATION AND QUALIFICATION

          2.3.1 The completed verification pursuant section 2.3.2 of each individual Integrated Circuit Product and the qualification approval by GateField for each individual Integrated Circuit Product, manufactured by Siemens or any of its Subsidiaries, is a prerequisite for ordering and delivery of Wafers. This section 2.3.1 is not applicable in the case of Risk Starts or for ordering and delivery pursuant sections 2.3.2 and 2.3.3.

          2.3.2 For the purpose of verification of the design of an Integrated Circuit Product and for the purpose of verification, that Wafers can be manufactured using the Product Technology and the test program according to section 2.4 of this Agreement, GateField shall order and pay and Siemens shall deliver an agreed upon number of engineering lots of Wafers in accordance with Exhibits 5 and 6. The verification is completed, when GateField demonstrates that Wafers out of engineering lots with parametric splits which are tested with the testprogramme according to section 2.4 of this Agreement are capable of reasonable and stable chip probe yields and Siemens agrees that such chip probe yields are reasonable in comparison to the probe yields of Siemens' own products manufactured with the Product Technology.

          2.3.3 For the purpose of qualification as specified in Exhibit 4 GateField shall order and pay and Siemens shall deliver an agreed upon number of lots of Wafers in accordance with Exhibits 5 and 6. Such Wafers delivered for qualification must also meet all agreed standards, specifications and requirements defined in the Exhibits 1 and 4 provided however, that if failures occur due to reasons, for which GateField is responsible, Siemens shall be paid 100% of the Wafer price as more specified in Exhibit 5. GateField shall in accordance with an agreed schedule deliver to Siemens the documents and reports as defined in Exhibit 4.

          2.3.4 Prior to completion of the qualification, GateField may, in accordance with Exhibits 5 and 6, send Siemens a written request that Siemens provides Wafers out of "Risk Starts." Within five business days of such Risk Start requests, Siemens will notify GateField whether Siemens accepts or refuses such Risk Start request(s). If Siemens accepts such Risk Start, Siemens will provide these Wafers out of Risk Starts to GateField at the prices as more specified in Exhibit 5. Notwithstanding anything to the contrary, if Siemens does not accept such Risk Start requests and GateField nevertheless wishes to start such Risk Wafers, GateField may send Siemens a binding purchase order according to Exhibit 6 for such Risk Start Wafers.


                                       3.

If GateField sends Siemens such an order, Siemens will process these Wafers out of Risk Starts as required under this Agreement, and, once Sie1mens starts such Risk Start Wafers pursuant to such a purchase order, GateField shall be responsible to pay 100% of the Wafer price as described in Exhibit 5.

          2.3.5 During qualification, as specified in Exhibit 4, GateField may stop production of Wafers for any or all GateField Integrated Circuit Products by giving written notice to Siemens. Siemens will stop production at suitable production steps following completion of the process step at which the Wafer reside at the time of Siemens' receipt of such notification. Siemens shall invoice and GateField shall pay for all Wafers started prior to Siemens receiving such notice. Prices for such Wafers will be based on the stage of production of the Wafers as defined in Exhibit 5.

          2.3.6 Changes of a Product Technology or of the manufacturing processes of a Product Technology may be carried out in accordance with the Process Change Notification Procedure as defined in Exhibit 4.

          2.3.7 In case a re-qualification of the Product Technology according to this Section 2.3 is necessary Siemens shall provide GateField with the necessary Wafers for such re-qualification free of charge.

          2.3.8 The specifications and requirements specified in Exhibits 4 can only be modified upon mutual written agreement between Siemens and GateField.

          2.3.9 If GateField determines that modifications to the specifications of Integrated Circuit Products are required, including modifications to mask tooling or a Product Technology, Siemens shall perform such modifications at GateField' cost which shall be fair and reasonable, provided that modifications to a Product Technology shall require Siemens' consent in advance. The parties will negotiate adjustment to production price and delivery schedule in advance if price or delivery schedule are affected by such modifications.

     2.4  TESTING CAPABILITY

          2.4.1 The testing of Wafers will be carried out by Siemens or any of its Subsidiaries or will be carried out for Siemens under contractual agreements.

          2.4.2 Siemens may subcontract to a third party to test the Wafers in accordance with this Agreement for Siemens. Prior to any subcontracting Siemens shall be obliged to conclude a written agreement with its subcontractor stipulating its obligations not less severe as laid down in this Agreement, especially with regard to nondisclosure and the use of the Product Information Package. After such an agreement has been concluded between Siemens and its subcontractor Siemens

               (a) will notify GateField in writing of its intention to have the Wafers tested by the subcontractor and

               (b) may provide the subcontractor with the necessary parts of the Product Information Package.


                                       4.

          2.4.3 For the purpose of testing the Wafers, GateField will provide for each Integrated Circuit Product a testprogramme and additional test information as more specified in Exhibit 3.

          2.4.4 The pricing of Wafer testing is based on hourly rates as described in Exhibit 5. In case adaptions to the test programme become necessary Siemens will send a quotation to GateField concerning such adaptions. In addition Siemens will send a quotation to GateField for the first set of probecard and loadboard (the later if different from standard-loadboards) for each Integrated Circuit Product.

          2.4.5 If Siemens wants to transfer the testing of Wafers to a location different from the location where the initial set up of the testprogramme was performed by GateField, Siemens shall be responsible for the transfer and setting up of the testing capability at the new location and shall provide correlation Wafers to GateField fee of charge.

          2.4.6 In case GateField is interested to perform the testing of Wafers of subcontract the testing of Wafers to a third party under its own responsibility, Siemens is willing to negotiate the terms and conditions of such option.

3.   PRODUCTION, FORECAST/ORDERING

     3.1 Upon written notice from GateField of successful completion of the qualification as described in Section 2 and having received a purchase order from GateField, Siemens or any of its Subsidiaries shall deliver Wafers according to the terms of this Agreement and as described in more detail in
Exhibit 1, 4, 5, and 6.

     3.2 The business for each Integrated Circuit Product will be conducted in two phases. In phase 1, forecasting, ordering as well as pricing will be based on Wafers. In phase 2, the pricing will change to Good Dies, as more specified in Exhibit 5, ordering, delivery and forecasting will remain on Wafer base.

     3.3 As a basis for a mutual cooperation, both parties will define a model which extends the mutual commitment with respect to number of Wafers to be purchased by GateField and to be delivered by Siemens beyond the timeframe of individual purchase orders. Such model shall be applied, if the volume ordered by GateField for all Integrated Circuit Products exceeds one thousand
(1000) Wafers out per month for more than 3 consecutive months.

     3.4 GateField and Siemens agree on the forecast and ordering procedure in accordance with Exhibit 6.

     3.5 GateField may at any time add or substitute integrated circuits similar to the Integrated Circuit Products listed in Exhibit 1 to be manufactured and delivered under this Agreement with reasonable prior written notice. A similar integrated circuit is one which is manufactured using the same Product Technology as Integrated Circuit Products, and in accordance with the same qualification plan as and with risk start quantities comparable to GateField Integrated Circuit Products currently manufactured under this Agreement. Section 3.5 applies for such added or substituted Integrated Circuit Product only if engineering splits have proven, that such Integrated Circuit Product is capable of reasonable chip probe yields.


                                       5.

     3.6 In order to ensure traceability, processing and delivery of Wafers shall be performed lot by lot, unless agreed upon otherwise. Production Wafer lots shall not have requirements for splitting neither for parameters nor for production stops.

     3.7 In the case of technical problems arising in the manufacturing of Wafers, especially with regard to yield, quality and reliability, Siemens shall inform GateField forthwith in writing. Notwithstanding any right GateField may have, GateField will assist Siemens to identify the root cause of the above mentioned problems.

     3.8 Both parties shall immediately advise one another whenever they have reason to believe that Wafers may not conform to the applicable specifications.

     3.9 In case any technical problem, defect or malfunction should occur, which Siemens will be informed about, Siemens will immediately start investigations and supply a first substantiated answer or status report within ten (10) working-days after receipt of GateField' notification of such matter. Such investigations may require GateField' support according to
Section 3.7.

     3.10 GateField may stop production of Wafers for any or all GateField Integrated Circuit Products by giving written notice to Siemens. Siemens will stop production at the next suitable process step following completion of the process step at which the Wafer reside at the time of Siemens' receipt of written notification.

     If such stop of production is due to any reason(s) not attributable to a failure by Siemens to fulfil its obligations under this Agreement; Siemens shall invoice and GateField shall pay for the Wafers as stated in Exhibit 5.

     If such stop of production is due to reasons attributable to a failure by Siemens to fulfill its obligations under this Agreement, only those wafers which meet the criteria applicable to production Wafers pursuant to Section
2.3.3 and delivered and invoiced to GateField shall be paid for by GateField with 100% of the Wafer price as specified for Production Wafers in Exhibit 5.

     Notwithstanding anything to the contrary, and subject to the terms of this Section 3.10 with respect to payment, Siemens may, at its discretion and expense, elect to proceed with production as to which GateField has requested a stop by providing GateField advance written notice of the Wafers involved.

     3.11 Siemens shall cooperate with GateField in order to continuously improve the outgoing quality by agreed upon quality improvements programs.

     3.12 If Siemens wants to terminate the manufacturing of Wafers using a specific Product Technology, Siemens will notify GateField thereof in writing six (6) months prior to the planned termination of manufacturing. In such case GateField may order and Siemens will deliver the remaining end of life demand for such Wafers according to the terms of this Agreement.


                                       6.

4.   PRICES, PAYMENT, DELIVERIES AND SHIPMENTS

     4.1 Pricing for Wafers / Good Dies are specified in Exhibit 5. Prices are quoted in US currency.

     4.2  Prices will be renegotiated in accordance with Exhibit 5.

     4.3 Payment shall be effective 45 days net after receipt of Wafers by the freight forwarder and/or carrier pursuant section 4.1 and receipt by GateField of the respective invoice from Siemens.

     4.4 If any circumstances should arise which are reasonably likely to result in a delayed delivery to the freight forwarder and / or carrier pursuant section 4.1, Siemens shall promptly notify GateField hereof in writing.

5.   ON-SITE INSPECTION

     5.1 Subject to mutually agreeable confidentiality protections and to Siemens' standard safety and manufacturing procedures and upon GateField' written request reasonable in advance, Siemens will allow GateField representatives and/or GateField customers to perform an audit of Siemens production site and quality system for Wafers in accordance with the International Standards in ISO 9001. The documents which are necessary to perform such audits shall be made available to GateField and/or GateField' customers.

     5.2 Section 5.1 also applies to Siemens' Subsidiaries and subcontractors, subject to their respective standard safety and manufacturing procedures.

     5.3 Such audits shall not occur more than 2 times per year nor more than 1 time per quarter unless otherwise agreed by the Siemens. Siemens will reasonably try to accommodate such additional audit requests.

6.   WARRANT AND LIABILITY

     6.1 Siemens warrants that all Wafers delivered hereunder will meet the applicable specifications and requirements in Exhibits 1 and 4.

     6.2 If any Wafer supplied by Siemens hereunder fails to conform with this warranty Siemens shall, at its sole cost, replace such Wafer without delay after receipt of GateField' return shipment thereof pursuant to a mutually agreed upon procedure.

     6.3 The warranty period for Wafers shall end fifty-two (52) weeks from the date of receipt of the Wafers by the freight forwarder/carrier as specified in Section 4.1.

     6.4 If Wafers fail to meet specifications in Exhibits 1 and 4, and in GateField reasonable opinion such failure is material, GateField may request Siemens to stop production of affected orders. If Siemens is unable to determine the cause of failure and implement action to correct such failures within 45 days after first written notification, GateField may cancel such particular orders at no cost to GateField.


                                       7.

     6.5 THE FOREGOING WARRANTY CONSTITUTES SIEMENS' EXCLUSIVE WARRANTY, AND THE EXCLUSIVE REMEDY OF GATEFIELD, FOR ANY BREACH OF ANY WARRANTY OR ANY NONCONFORMITY OF THE WAFERS TO THE SPECIFICATIONS AND REQUIREMENTS. THIS WARRANTY IS EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING BUT NOT LIMITED TO THE WARRANTIES FOR MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WHICH ARE HEREBY EXPRESSLY DISCLAIMED.

     6.6 NOTWITHSTANDING ANYTHING TO THE CONTRARY, NEITHER PARTY SHALL BE LIABLE, ON ANY THEORY, CONTRACT, TORT, STATUTORY OR OTHERWISE, FOR SPECIAL, INCIDENTAL AND/OR CONSEQUENTIAL DAMAGES, FOR LOSS OF USE, PROFITS, OPPORTUNITY, POTENTIAL AND/OR REPUTATION AND/OR FOR COSTS OF SUBSTITUTES, EXCEPT AS PROVIDED FOR, AND LIMITED TO THE EXTENT SET FORTH IN SECTION 6.2 OR IN CASES OF INTENT OR PERSONAL INJURY.

7.   FORCE MAJEURE, LATE DELIVERIES

     7.1 Neither party shall be liable to the other for failure or delay in the performance of any of its obligations under this Agreement for the time and to the extent such failure or delay is caused by Force Majeure such as, but not limited to, riots, civil commotions, wars, hostilities between nations, governmental laws, orders or regulations, actions by the government or any agency thereof, storms, fires, strikes, lockouts, sabotages or any other contingencies beyond the reasonable control of the respective party, of its Subsidiaries and of its sub-contractors. In such events, the affected party shall immediately inform the other party of such circumstances together with documents of proof and the performance of obligations hereunder shall be suspended during, but not longer than, the period of existence of such cause and the period reasonably required to perform the obligations in such cases.

     7.2 In case of a delay of delivery by more than 45 days caused by whatever reason including late deliveries of Siemens' subcontractors, GateField shall only be entitled to cancel the order delayed, in whole or in part, without incurring any liability. Any further claims for damages due to late deliveries shall be excluded according to section 6.6.

8.   PROPRIETARY INFORMATION

     8.1 Both GateField and Siemens agree that Proprietary Information of the other will be used by them exclusively for the purpose of manufacturing Wafers hereunder and will not be disclosed to any third part without the prior written permission of the disclosing party. Additionally the parties agree that this Agreement and its Exhibits as such and the content thereof shall be kept confidential, except for the provisions in section 8.4

     8.2 Each receiving party agrees to use the same degree of care as it uses to protect its own Proprietary Information of like importance but at least reasonable degree of care to maintain in confidence Proprietary Information furnished by the disclosing party hereunder, not to make use thereof other than for the purposes set forth in this Agreement, and not to distribute, disclose


                                       8.

or disseminate Proprietary information in any way or form to anyone except its own employees and Siemens' Subsidiaries' employees who have a reasonable need to know the same, provided however that this Agreement shall impose no obligation on the receiving party with respect to any Proprietary Information which

          (a) the receiving party can demonstrate, is already in the public domain or becomes available to the public through no breach by the receiving party;

          (b) was rightfully in the receiving party's possession without obligation of confidence prior to receipt from the disclosing party as proved by the receiving party's written records;

          (c) can be proved to have been rightfully received by the receiving party from a third party without obligation of confidence;

          (d) is independently developed by the receiving party as proved by its written records;

          (e) is approved for release by written agreement of the disclosing party.

     8.3 Siemens shall destroy all defective Wafers and masks unless otherwise requested by GateField in writing. In the case of idle masks or excessive Wafers Siemens will inform GateField in writing and GateField will give the disposition within 30 days.

     8.4 No press-release or any publication of the existence of this Agreement shall be allowed unless first approved by the other party in writing, provided however, that Siemens shall approve and agree to such disclosures as are required for GateField by the applicable state and federal securities laws.

     8.5 Upon respective written request by the disclosing party, the receiving party shall return all written Proprietary Information received, as well all copies made of such Proprietary Information.

     8.6 All Proprietary Information of the disclosing party shall remain the property of that party. Any masks generated by Siemens from GateField database tapes shall be the property of GateField, will be returned to GateField on GateField' request, and will be used exclusively to produce Wafers for GateField. Except as expressly state, nothing contained in this Agreement shall be construed as granting any license or rights under any proprietary right whether present or future. The disclosure of Proprietary Information shall not result in any obligation to grant either party rights therein.

     8.7 Upon termination or expiration of this Agreement for whatever reason, the receiving party shall return to the other party the original and all copies of any Proprietary Information and/or destroy all such it GateField and will not make any further use of such Proprietary Information and will not manufacture or have manufactured any product incorporating the other parties Proprietary Information.


                                       9.

9.   INTELLECTUAL PROPERTY INDEMNITY

     9.1 It is GateField' responsibility to defend or to otherwise solve at GateField' expense any dispute arising from a claim that the Integrated Circuit Products infringe a third party's patent, trademark, copyright, mask work rights, trade secret or other intellectual properties (hereafter referred to as "Protective Rights") due to the GateField Product Information Package and incorporated in Integrated Circuit Products processed by Siemens.

     9.2 If a third party raises legally justifiable claims against GateField for infringement of Protective Rights by the Product Technology or the manufacturing processes of the Product Technology used by Siemens or its Subsidiaries to process the Wafers or the information provided according to
Section 2.1.1, Siemens will, at its own cost, obtain for GateField a right to use the Wafers and sell the Integrated Circuit Products. If it should prove impossible to do so under financially acceptable conditions, Siemens may choose to modify the Product Technology or the manufacturing processes of the Product Technology used by Siemens or its Subsidiaries to process the Wafers or the information provided according to Section 2.1.1 so that it no longer infringes the Protective Rights, or will take back the Wafers and reimburse the price paid to Siemens.

     9.3 The obligations on Siemens identified under section 9.2 above will apply only if GateField advises Siemens without delay in writing of any claims for such infringement of Protective Rights, does not accept any such claim, and conducts any discussions, including out-of-court settlement, only in agreement with Siemens.

     9.4 The above liability shall be the sole and exclusive remedies between the parties with respect to intellectual property indemnity.

10.  EXPORT REGULATIONS

     10.1 GateField' Product Information Package as well as supplies to be performed under this Agreement are subject to governmental export regulations. Consequently, these obligations may be subject to the approval by the respective governmental authorities.

     10.2 Both parities will comply with their respective governmental law and regulations.

11.  ASSIGNMENT

     11.1 Neither party shall delegate any obligations under this Agreement or assign this Agreement or any interest or rights hereunder without the prior written consent of the other, except incident to the sales or transfer of substantially all of such party's business.

     11.2 Siemens may have discharged its obligations covered under this Agreement by its Subsidiaries, provided however, that any assignment or delegation by Siemens to any of its Subsidiaries shall not relieve Siemens of ultimate responsibility for the performance of its obligations under this Agreement.


                                       10.

12.  TERM AND TERMINATION

     12.1 This Agreement becomes effective with the execution hereof by both parties and continues to be valid for an unlimited period of time. Each party may terminate the Agreement with at least twelve (12) months prior written notice with effective termination date as of the end of a quarter of a calendar year, and no such termination may be effective prior to December 31, 2000.

     12.2 This Agreement may be terminated immediately by one party if the other party

          (i) breaches any material provision of this Agreement and does not remedy such breach within thirty (30) days written notice of breach; or

          (ii) becomes insolvent or otherwise subject to insolvency procedures;

     12.3 Siemens and GateField, by mutual decision, may terminate this Agreement if the first Integrated Circuit Products does not pass GateField' qualification criteria (Exhibit 4) before October 30, 1999.

     12.4 The provisions of Section 6, 8, 9, 13 and 14 shall also apply after termination of this Agreement.

13.  ARBITRATION

     13.1 Any difference or disputes arising out of or in connection with this Agreement including any question regarding its existence validity or termination shall be finally and exclusively settled under the Rules of California and Arbitration of the International Chamber of Commerce in Paris (Rules) by three independent arbitrators appointed in accordance with the Rules.

     13.2 The place of arbitration shall be Zurich, Switzerland. The procedural law of this place shall apply where the rules are silent.

     13.3 The arbitral award shall be substantiated in writing. The arbitral tribunal shall also decide on the matter of costs of the arbitration.

     13.4 The arbitration procedure shall be conducted in the English language. Evidence can be translated into English, as appropriate.

14.  SUBSTANTIVE LAW

     All disputes shall be settled in accordance with the provisions of this Agreement and all other agreements regarding its performance, otherwise in accordance with the substantive law in force in the Federal Republic of Germany without reference to other law. The United Nations Convention on Contracts for the International Sale of Goods of April 11, 1980 shall not apply.

     SHOULD ANY PART OR PROVISION OF THIS AGREEMENT BE HELD UNENFORCEABLE OR IN CONFLICT WITH THE APPLIANCE LAW, OR IF SUCH LAW


                                       11.

ALTERS THE EXPRESS MEANING OF ANY MATERIAL TERM OF THIS AGREEMENT AND/OR ADVERSELY IMPAIRS OR AFFECTS THE RIGHTS; RESPONSIBILITIES AND/OR BENEFITS OF EITHER PARTY; THE VALIDITY OF THE REMAINING PARTS OR PROVISIONS SHALL NOT BE AFFECTED BY SUCH HOLDING, UNLESS SUCH UNENFORCEABILITY IMPAIRS THE BENEFIT OF THE REMAINING PORTION OF THE AGREEMENT. THE UNENFORCEABLE OR CONFLICTING PROVISIONS SHALL BE REFORMED TO THE EXTENT LEGALLY PRACTICAL TO ACCOMPLISH AS MOST NEARLY AS POSSIBLE THE PARTIES' INTENT IN ENTERING INTO THIS AGREEMENT AND SUCH REFORMED PROVISION SHALL BE DEEMED A PROVISION OF THIS AGREEMENT AS IF ORIGINALLY INCLUDED HEREIN.

15.  NOTICES

     All notices required to be sent by either party under this Agreement will be sent to the addresses set forth below or to such other address as any may subsequently be designated in writing:

     If to GateField:

     GateField Corporation
     President Office
     47100 Bayside Parkway
     Fremont, CA    94538-9942
     United States of America

     If to Siemens:

     Siemens Aktiengesellschaft
     Rechtsabteilung 2
     Hofmammstrasse 51
     81359 Munchen
     Federal Republic of Germany

     The addresses for GateField and Siemens for notices and communications concerning purchase orders, technical problems, etc. shall be fixed separately in writing between GateField and Siemens.

16.  ENTIRE AGREEMENT

     This document is the entire understanding between Siemens and GateField with respect to the subject matter hereof and merges all prior agreements, dealings, and negotiations. The terms of this Agreement shall govern the sales and purchase of Wafers. Any terms or conditions printed on the face or the reverse side of the purchase order sheet or the Siemens acknowledgement form shall neither be part of this Agreement nor constitute the terms and conditions of the sales of the Wafers even in case such purchase order sheet or acknowledgement form is signed and returned by GateField to Siemens or by Siemens to GateField, unless both parties hereto expressly agree in writing to include any such terms or conditions in this Agreement. The parties recognize that the Exhibits to this Agreement will have to be amended


                                       12.

or exchanged, as the case may be, from time to time but such amendments or exchanges shall only be effective in writing and signed by the parties. No modification, alternation or amendment shall be effective unless in writing and signed by both parties. No waiver of any breach shall be held to be a waiver of any other or subsequent breach.

AGREED TO:

By:  /s/ James R. Fiebiger               By:  /s/ K. Reichow                    By:  /s/ Dr. B. Fritzler
     ------------------------------           ------------------------------         ------------------------------
Name:    Dr. James R. Fiebiger           Name:    K. Reichow                    Name:    Dr. B. Fritzler

Title:   President and CEO Director      Title:   Vice President                Title:   Director

Date:    May 28, 1998                    Date:    May 28, 1998                  Date:    May 28, 1998



                                       13.